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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 19, 2001


                                   ALCOA INC.

             (Exact name of Registrant as specified in its charter)




           Pennsylvania              1-3610                25-0317820
           ------------              ------                ----------
   (State or Other Jurisdiction    (Commission          (I.R.S. Employer
        of Incorporation)         File Number)       Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania            15212-5858
---------------------------------------------            ----------
  (Address of Principal Executive Offices)               (Zip Code)



                    Office of Investor Relations 212-836-2674
                      Office of the Secretary 412-553-4707
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS.

            On November 19, 2001, Alcoa Inc. announced restructuring charges. A copy of the press release is filed herewith as Exhibit 99 and is hereby incorporated herein by reference.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

            99      Press Release dated November 19, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALCOA INC.

                                   By:  /s/ Donna Dabney
                                        ----------------------------------------
                                        Donna Dabney
                                        Secretary and Assistant General Counsel

Dated:  November 19, 2001




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                                INDEX TO EXHIBITS


Exhibit No.                         Description

    99                 Press Release dated November 19, 2001




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